Exhibit 99.1

Spark Networks Announces Exploration of
Strategic Alternatives

BERLIN, June 1, 2022 /PRNewswire/ -- Spark Networks SE (NASDAQ: LOV), a leading social dating platform for meaningful relationships, today announced that it has initiated an exploration of strategic alternatives. As part of this process, the Company plans to consider a wide range of options including a potential sale, merger or other strategic transaction, and continuing to operate as a public, independent company.

“Spark is thriving from an operational standpoint and is well-positioned to return to sustainable revenue growth,” said Eric Eichmann, the Company’s Chief Executive Officer. “Following approaches by a number of parties interested in a potential transaction, we believe now is an opportune time to explore a range of potential strategic alternatives.”

There can be no assurance that this process will result in the Company pursuing a particular transaction or other strategic outcome. The Company has not set a timetable for completion of this process, and it does not intend to disclose further developments unless and until it determines that further disclosure is appropriate or necessary.

The Company has engaged Moelis & Company LLC to act as its financial advisor and Jones Day to act as its legal advisor in connection with the review.

About Spark Networks SE
Spark Networks SE (NASDAQ: LOV) is a leading social dating platform for meaningful relationships focusing on the 40+ demographic and faith-based affiliations. Spark's widening portfolio of premium and freemium dating apps include Zoosk, EliteSingles, SilverSingles, Christian Mingle, Jdate, and JSwipe, among others. Spark is headquartered in Berlin, Germany, with offices in New York and Utah.
Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements involve known and unknown risks, uncertainties, and other factors that may cause Spark Networks’ performance or achievements to be materially different from those of any expected future results, performance, or achievements. These statements include statements regarding Spark Networks’ exploration of strategic alternatives, Spark Networks’ plans to consider a wide range of options including a potential sale, merger or other strategic transaction, and continuing to operate as a public, independent company, Spark Networks being well-positioned to return to sustainable revenue growth, whether third parties will be interested in pursuing a potential transaction, and Spark

Networks’ belief that now is an opportune time to explore a range of potential strategic alternatives. Spark Networks’ expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected.
Any statements in this press release that are not statements of historical fact may be considered to be forward-looking statements. Written words, such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates,” “guides,” and variations thereof, or the use of future tense, identify forward-looking statements. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. There are a number of factors that could cause actual results and developments to differ materially, the risk that Spark Networks may not identify one or more strategic alternatives or ultimately pursue a strategic alternative, the risk that Spark Networks’ exploration of strategic alternatives or the public announcement thereof may be disruptive to Spark Networks’ business operations or cause Spark Networks’ stock price to fluctuate significantly, the risk that Spark Networks’ exploration of strategic alternatives may be time consuming and involve the dedication of significant resources and may require Spark Networks to incur significant costs and expenses, the risk that Spark Networks’ exploration of strategic alternatives could divert the attention of Spark Networks’ management and its board of directors from the existing business operations, negatively impact Spark Networks’ ability to attract, retain and motivate key employees, and expose Spark Networks to potential litigation in connection with the process of exploring strategic alternatives or any resulting transaction, among other risks and uncertainties, as well as those factors more fully described in our filings with the Securities and Exchange Commission (“SEC”), including Spark Networks’ Annual Report on Form 10-K for the year ended December 31, 2021, under the heading “Risk Factors,” and other documents of Spark Networks filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. All forward-looking statements in this press release are made as of the date hereof, based on information available to Spark Networks as of the date hereof, and Spark Networks assumes no obligation to update any forward-looking statement except as required by law. These forward-looking statements should not be relied upon as representing Spark Networks’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.